                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549



                                    FORM 8-K



                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                     DECEMBER 12, 1996 (DECEMBER 10, 1996)



                            SPORT SUPPLY GROUP, INC.
             (Exact name of registrant as specified in its charter)



DELAWARE                             1-10704                      75-2241783
(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


               1901 DIPLOMAT DRIVE, FARMERS BRANCH, TEXAS  75234
              (Address of principal executive offices) (Zip Code)


              Registrant's telephone number, including area code:
                                 (972) 484-9484


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)
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ITEM 1.          CHANGES IN CONTROL OF REGISTRANT

         On August, 1, 1996, Emerson Radio Corp. ("Emerson') and Emerson Radio (Hong Kong) Limited, a wholly-owned subsidiary of Emerson ("Emerson HK"), filed a Schedule 13D with the Securities and Exchange Commission. Pursuant to the
Schedule 13D, Emerson HK reported that it acquired 669,500 shares (or 9.9%) of Sport Supply Group, Inc.'s ("SSG") issued and outstanding common stock, $.01 par value per share (the "Common Stock").

         On December 10, 1996, pursuant to a Securities Purchase Agreement dated November 27, 1996 between Emerson and SSG (the "Purchase Agreement"), Emerson acquired directly from SSG an additional (i) 1,600,000 shares of newly-issued Common Stock (the "New Shares") for an aggregate consideration of $11,500,000, or approximately $7.19 per share, and (ii) 5-year warrants (the "Warrants") to acquire an additional 1,000,000 shares of Common Stock at an exercise price of $7.50 per share, subject to standard anti-dilution adjustments, for an aggregate consideration of $500,000. In addition, Emerson agreed to arrange for foreign trade credit financing of $2 million for the benefit of SSG to supplement SSG's existing credit facilities.

         Prior to the exercise of any of the Warrants, Emerson and Emerson HK own approximately 27% of the issued and outstanding shares of Common Stock. If all of the Warrants are exercised by Emerson, Emerson and Emerson HK will own approximately 34.9% of the issued and outstanding shares of Common Stock.

         Pursuant to a Registration Rights Agreement (the "Registration Rights Agreement"), SSG granted to Emerson and Emerson HK certain demand and incidental registration rights with respect to the resale of the shares of Common Stock they own, as well as on the exercise and resale of the shares of Common Stock Emerson may acquire under the Warrant Agreement governing the Warrants.

         The total consideration paid by Emerson pursuant to the Purchase Agreement was $12 million, of which $11,500,000 was attributable to the 1,600,000 New Shares and $500,000 was attributable to the Warrants. The $12,000,000 purchase price was borrowed by Emerson from Congress Financial Corporation ("Congress"), Emerson's United States senior secured lender, under the terms of Emerson's existing credit facility and in accordance with the terms of the consent obtained from Congress. Pursuant to a Pledge and Security Agreement, a copy of which is attached hereto as Exhibit 99, Emerson pledged to Congress the New Shares and the Warrants together with all proceeds thereof and all dividends and other income and distributions thereon or with respect thereto and all rights of Emerson to have the New Shares (and any shares of Common Stock acquired through the exercise of the Warrants (as permitted by Congress) registered under the Registration Rights Agreement.

         Pursuant to the Purchase Agreement, SSG also caused a majority of the members of its Board of Directors to consist of Emerson's designees. SSG's Board of Directors now includes the following Emerson designees: Geoffrey P. Jurick, Emerson's Chairman and Chief Executive Officer; Eugene I. Davis, Emerson's President; John P. Walker, Emerson's Executive Vice President and Chief Financial Officer; Johnson C. Ko, an independent Hong Kong businessman; and Peter J. Bunger, a consultant serving both Emerson and Savarina AG. Peter
S. Blumenfeld and William H. Watkins, Jr., currently Directors of SSG, will continue as Directors, while Michael J. Blumenfeld and Robert W. Philip resigned from the Board. See the Information Statement referenced in Exhibit 20(a) hereto for a detailed description of the directors. On December 11, 1996, Mr. Jurick was elected as Chairman of the Board, Mr. Davis was elected as Chief Executive Officer and Mr. Walker was elected as Executive Vice President-Chief Financial Officer of SSG.

         In addition, for a period of at least 2 years after the closing, neither SSG nor any of its subsidiaries are permitted to enter into or be a party to any agreement or transaction with any Affiliate (as such term is defined in the Securities Exchange Act of 1934, as amended) of SSG or Emerson, except (i) in the ordinary course of SSG's or its subsidiaries' business and on terms no less favorable to SSG or its subsidiaries than would be obtained in a comparable arms' length transaction with a person not an Affiliate of SSG or Emerson or (ii) unless approved by a majority of SSG's directors who do not have a direct or indirect material financial interest in the agreement or transaction and which includes a majority of directors who are not officers or employees of SSG or Emerson or directors of Emerson.
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         Any description or disclosure made in this Form 8-K with respect to the Securities Purchase Agreement, Warrant Agreement, Registration Rights Agreement, Pledge and Security Agreement or Information Statement is qualified in its entirety by reference to such documents, copies of which are attached hereto as Exhibits and incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                 (a)      Financial statements of businesses acquired

                          Not applicable

                 (b)      Pro forma financial information

                          Not applicable

                 (c)      Exhibits

                          2. Securities Purchase Agreement dated as of November 27, 1996, by and between Sport Supply Group, Inc. and Emerson Radio Corp.

                          4(a). Warrant Agreement by Sport Supply Group, Inc. in favor of Emerson Radio Corp.

                          4(b). Registration Rights Agreement by and among Sport Supply Group, Inc., Emerson Radio Corp. and Emerson Radio (Hong Kong) Limited.

                          4(c). Modification Agreement dated November 27, 1996 by and among Sport Supply Group, Inc., Sport Supply Group International Holdings, Inc. and LaSalle Business Credit, Inc.

                          4(d). Amendment No. 4 to Amended and Restated Loan and Security Agreement dated November 27, 1996 by and among Sport Supply Group, Inc., Sport Supply Group International Holdings, Inc. and LaSalle Business Credit, Inc.

                          4(e). $2,500,000 Consolidated, Amended and Restated Term Loan Promissory Note from Sport Supply Group, Inc. to the order of LaSalle Business Credit, Inc.

                          4(f). $22,500,000 Fourth Amended and Restated Revolving Loan Promissory Note from Sport Supply Group, Inc. to the order to LaSalle Business Credit, Inc.

                          20(a).* Information Statement pursuant to
                                  Section 14(f) of the Securities Exchange
                                  Act of 1934 and Rule 14(f)-1 thereof
                                  (previously filed with the Securities and Exchange Commission on November 29, 1996).

                          20(b). Letter to all shareholders of Sport Supply Group, Inc. that was mailed to shareholders on November 29, 1996.

                          99. Pledge and Security Agreement, dated December 10, 1996 by Emerson Radio Corp. in favor of Congress Financial Corporation.

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     * Previously filed.
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                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               Sport Supply Group, Inc.




Date:  December 12, 1996                       By: /s/ Peter S. Blumenfeld
                                                  ------------------------------
                                                  Peter S. Blumenfeld
                                                  President and
                                                  Chief Operating Officer

                               INDEX TO EXHIBITS


EXHIBIT
   NO.                               EXHIBIT
  ----                               -------
2.                Securities Purchase Agreement dated November 27, 1996
                  by and between Sport Supply Group, Inc. and
                  Emerson Radio Corp.

4(a). Warrant Agreement by Sport Supply Group, Inc. in favor of Emerson Radio Corp.

4(b).             Registration Rights Agreement by and among Sport Supply
                  Group, Inc., Emerson Radio Corp. and Emerson Radio
                  (Hong Kong) Limited

4(c). Modification Agreement dated November 27, 1996 by and among Sport Supply Group, Inc., Sport Supply Group
                  International Holdings, Inc. and LaSalle Business Credit,
                  Inc.

4(d).             Amendment No. 4 to Amended and Restated Loan and Security
                  Agreement dated November 27, 1996 by and among Sport
                  Supply Group, Inc., Sport Supply Group International
                  Holdings, Inc. and LaSalle Business Credit, Inc.

4(e).             $2,500,000 Consolidated, Amended and Restated Term Loan
                  Promissory Note from Sport Supply Group, Inc. to the order of LaSalle Business Credit, Inc.

4(f).             $22,500,000 Fourth Amended and Restated Revolving Loan
                  Promissory Note from Sport Supply Group, Inc. to the order to LaSalle Business Credit, Inc.

20(a).*           Information Statement pursuant to Section 14(f) of the
                  Securities Exchange Act of 1934 and Rule 14(f)-1 thereof
                  (previously filed with the Securities and Exchange
                  Commission on November 29, 1996).

20(b).            Letter to all shareholders of Sport Supply Group, Inc.
                  that was mailed to shareholders on November 29, 1996.

99.               Pledge and Security Agreement, dated December 10, 1996 by
                  Emerson Radio Corp. in favor of Congress Financial
                  Corporation.

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     * Previously filed.